UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2019

ORGANICELL REGENERATIVE MEDICINE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55008	47-4180540
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4045 Sheridan Avenue, Suite 239, Miami, FL            33140

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (888) 963-7881

_________________________________________________

(Former name or former address, if changed since last report)

With a copy to:

Jonathan D. Leinwand, P.A.

20900 NE 30th Ave., 8th Floor

Aventura, FL 33180

T: 954-903-7856

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [_]

Item 1.01 Entry into a Material Definitive Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

On May 1, 2019, Organicell Regenerative Medicine Inc. (the “Company”) entered into agreements with certain debt and equity holders of Mint Organics Inc. and Mint Organics Florida, Inc. (the “Mint Entities”), subsidiaries of the Company, exchanging debt or equity in the Mint Entities for shares of the Company’s common stock.

The agreements covered the following exchanges:

150 shares of Series A Convertible Preferred Stock of Mint Organics Inc. and warrants to purchase 150,000 shares of common stock of Organicell (exercise price of $0.15 per share) were exchanged for 4,400,000 shares of the Company’s common stock.

21.25 shares of Class B Non-Voting Common Stock of Mint Organics Florida Inc. were exchanged for 2,400,000 shares of the Company’s common stock.

Promissory Notes with a total of $72,132 in principal and interest due and owing were exchanged for 2,735,000 shares of the Company’s common stock.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)       On February 7, 2019 the Company appointed George C. Shapiro, M.D. F.A.C.C. to its board of directors. In conjunction with his appointment, Dr. Shapiro was awarded 2,000,000 restricted shares of the Company’s common stock.

Dr. George C. Shapiro has been in practice for over 27 years. His career in medicine began in 1988 when he graduated from New York Medical College. An internship and residency then followed at Albert Einstein college of Medicine, after which, Dr. Shapiro completed a Cardiovascular Disease fellowship at Columbia University College of Physicians and Surgeons in 1994. Dr. Shapiro is currently a cardiologist in private practice.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2019	ORGANICELL REGENERATIVE MEDICINE, INC.

	By:	/s/ Albert Mitrani
Albert Mitrani Chief Operating Officer, President

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